[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) CAPITAL
                OPPORTUNITIES SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) CAPITAL OPPORTUNITIES SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                     NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION
                                                    AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and              LAWRENCE T. PERERA (born 06/23/35) Trustee
President Massachusetts Financial Services Company,                   Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                                      WILLIAM J. POORVU (born 04/10/35) Trustee Harvard
JOHN W. BALLEN* (born 09/12/59) Trustee Massachusetts                 University Graduate School of Business Administration,
Financial Services Company, President and Director                    Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a
KEVIN J. PARKE* (born 12/14/59) Trustee Massachusetts                 mutual fund), Vice Chairman and Trustee
Financial Services Company, Chief Investment Officer,
Executive Vice President and Director                                 J. DALE SHERRATT (born 09/23/38) Trustee Insight Resources,
                                                                      Inc. (acquisition planning specialists), President;
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee Brigham and            Wellfleet Investments (investor in health care companies),
Women's Hospital, Chief of Cardiac Surgery; Harvard Medical           Managing General Partner (since 1993); Paragon Trade
School, Professor of Surgery                                          Brands, Inc. (disposable consumer products), Director;
                                                                      Cambridge Nutraceuticals (professional nutritional
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee            products), Chief Executive Officer (until May 2001)
Edmund Gibbons Limited (diversified holding company), Chief
Executive Officer; Colonial Insurance Company Ltd.,                   ELAINE R. SMITH (born 04/25/46) Trustee Independent health
Director and Chairman; Bank of Butterfield, Chairman (until           care industry consultant
1997)
                                                                      WARD SMITH (born 09/13/30) Trustee Private investor;
WILLIAM R. GUTOW (born 09/27/41) Trustee Private investor             Sundstrand Corporation (manufacturer of highly engineered
and real estate consultant; Capitol Entertainment                     products for industrial and aerospace applications),
Management Company (video franchise), Vice Chairman                   Director (until June 1999)

J. ATWOOD IVES (born 05/01/36) Trustee Private investor;
KeySpan Corporation (energy related services), Director;
Eastern Enterprises (diversified services company),
Chairman, Trustee and Chief Executive Officer (until
November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee Private investor;
Rockefeller Financial Services, Inc. (investment advisers),
Chairman and Chief Executive Officer


OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman and               STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk
President Massachusetts Financial Services Company,                   Massachusetts Financial Services Company, Senior Vice
Chairman and Chief Executive Officer                                  President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant Secretary           ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
and Assistant Clerk Massachusetts Financial services                  Massachusetts Financial Services Company, Vice President
Company, Senior Vice President and Associate General                  (since August 2000); UAM Fund Services, Senior Vice
Counsel                                                               President (prior to August 2000)

MARK E. BRADLEY (born 11/23/59) Assistant Treasurer                   ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President              Massachusetts Financial Services Company, Vice President
(since March 1997)                                                    (since September 1996)

                                                                      JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                                      Massachusetts Financial Services
                                                                      Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


INVESTMENT ADVISER                                                    INVESTOR SERVICE
Massachusetts Financial Services Company                              MFS Service Center, Inc.
500 Boylston Street                                                   P.O. Box 2281
Boston, MA 02116-3741                                                 Boston, MA 02107-9906

DISTRIBUTOR                                                           For general information, call toll free:
MFS Fund Distributors, Inc.                                           1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                                   8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                      For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                                     individuals, call toll free: 1-800-637-6576 any
Maura A. Shaughnessy*                                                 business day from 9 a.m. to 5 p.m. Eastern time.
                                                                      (To use this service, your phone must be equipped
CUSTODIAN                                                             with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                                      For share prices, account balances, exchanges or
AUDITORS                                                              stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                                      touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your                        WORLD WIDE WEB
investment professional or, for an information                        www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, the series' Initial Class shares provided a total return of -23.48%, and Service Class shares provided a total return of -23.68%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a -11.88% return over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

The market environment that prevailed through the past year is one that most equity investors will not recall with fond memories. While we believe the current market environment underscores the importance of maintaining a long-term focus when evaluating investment performance, it can sometimes be little consolation given the results we saw during the period. That said, we believe the companies in which the series invests were selected on the basis of their potential for delivering consistent growth over time and their reasonable valuations, attributes that we believe have been the major drivers of the series' favorable long-term record. However, as events over the past few months have demonstrated, when the market stumbles, it can sometimes drag strong stocks down with the weak.

The primary cause for the series' weak results during the period was our significant weighting in technology, telecommunications, and utility stocks. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand. Over the period, conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion. In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn. Unfortunately, this did not translate to positive performance because these companies were punished along with the rest of the growth sector. In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. As a result, the series suffered one of the most difficult 18 months of its history.

Despite the rally in technology and telecommunications stocks at the end of the period, over the past 12 months the majority of these stocks posted negative returns during the period. Amid ongoing concerns about future earnings and the slowdown in capital spending, some of the biggest detractors to performance included computer software companies such as VERITAS and Oracle. Telecommunications stocks were also hurt by the weak economic environment and slowdown in spending. In the first half of the period, our above-average stake in oil services stocks, such as Grant Pride Co. and Santa Fe International, helped performance, as these stocks rallied amid tight supply and stepped-up drilling. At the end of the period, however, these stocks gave back much of their gains, as investors became concerned about the outlook for oil prices and weaker demand.

On a more positive note, banks and financial services stocks, such as Bank of America and Citigroup, helped performance. Lower interest rates, strong balance sheets, and reliable earnings growth helped support these stocks. Other contributors included specialty chemical manufacturer Praxair, paper company Jefferson Smurfit, and multi-industry conglomerate Tyco International.

Looking forward, we think this is precisely the wrong time to be changing our investment strategy in reaction to a tough market. The aggressive interest rate cuts that were implemented before and after September 11, the drop in the price of oil, the strength we've seen in refinancing activity, and a record amount of fiscal stimulus have all been positive factors that we believe support the argument for a rebound in economic activity next year.

While there is cause for caution, history has shown that the stock market usually bottoms two to four quarters before company earnings bottom. In other words, we believe stock prices will most likely start to move up in advance of an improvement in either company fundamentals or the economy. Since we expect corporate earnings to recover in 2002, and because we believe the series is in a good position to benefit whenever the turnaround comes, we're maintaining our patient, long-term approach to investing. Accordingly, we increased the series' exposure to semiconductor stocks and other economically-sensitive groups, such as media and basic materials, including papers and chemicals, which have tended to be among the first to move up in anticipation of an economic recovery. On the other hand, in the financial services sector, our focus has been on leading companies that we believe are well positioned to ride out continued economic weakness.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds the Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class  August 14, 1996
                  Service Class  May 1, 2000

Size: $174.2 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2001. Index information is from August 1, 1996.)

                       MFS CAPITAL OPPORTUNITIES            STANDARD & POOR'S
                        SERIES -- INITIAL CLASS              500 STOCK INDEX
"8/96"                        $10,000                            $10,000
"12/96"                        10,878                             11,684
"12/97"                        13,757                             15,580
"12/98"                        17,444                             20,032
"12/99"                        25,717                             24,247
"12/00"                        24,777                             22,042
"12/01"                        18,959                             19,424

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS                            1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------
Cumulative Total Return                 -23.48%        +8.68%       +74.29%       +89.59%
-------------------------------------------------------------------------------------------
Average Annual Total Return             -23.48%        +2.81%       +11.75%       +12.62%
-------------------------------------------------------------------------------------------

SERVICE CLASS                            1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------
Cumulative Total Return                 -23.68%        +8.29%       +73.66%       +88.91%
-------------------------------------------------------------------------------------------
Average Annual Total Return             -23.68%        +2.69%       +11.67%       +12.55%
-------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                         1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#      -11.88%        -1.02%       +10.70%       +13.04%
-------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series' investment operations, August 14,
    1996, through December 31, 2001. Index information is from August 1, 1996.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Capital Opportunities Series, which was held on November 1, 2001, all items were passed. The final results are as follows:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                        NUMBER OF SHARES
                                                   ---------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                  10,926,360.883  300,716.584
John W. Ballen                                     10,927,128.243  299,949.224
Lawrence H. Cohn                                   10,926,293.002  300,784.465
J. David Gibbons                                   10,919,509.889  307,567.578
William R. Gutow                                   10,917,758.200  309,319.267
J. Atwood Ives                                     10,920,273.599  306,803.868
Abby M. O'Neill                                    10,919,234.356  307,843.111
Lawrence T. Perera                                 10,922,905.308  304,172.159
William J. Poorvu                                  10,922,802.495  304,274.972
Arnold D. Scott                                    10,926,352.542  300,724.925
J. Dale Sherratt                                   10,925,322.645  301,754.822
Elaine R. Smith                                    10,923,559.460  303,518.007
Ward Smith                                         10,913,692.916  313,384.551

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                10,402,607.356
Against                                               286,930.831
Abstain                                               537,539.280

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                10,366,399.233
Against                                               296,736.591
Abstain                                               563,941.643

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                10,565,378.581
Against                                               139,472.509
Abstain                                               522,226.377

ITEM 5. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                10,746,591.295
Against                                                82,161.674
Abstain                                               398,324.498

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 92.4%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 83.3%
  Advertising & Broadcasting - 1.2%
    Lamar Advertising Co., "A"*                                         50,160       $  2,123,774
-------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Visteon Corp.                                                       24,800       $    372,992
-------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.9%
    Bank America Corp.                                                  20,990       $  1,321,321
    Comerica, Inc.                                                      21,520          1,233,096
    Household International, Inc.                                       37,300          2,161,162
    Mellon Financial Corp.                                              54,750          2,059,695
                                                                                     ------------
                                                                                     $  6,775,274
-------------------------------------------------------------------------------------------------
  Biotechnology - 0.8%
    Pharmacia Corp.                                                     34,330       $  1,464,175
-------------------------------------------------------------------------------------------------
  Business Machines - 0.9%
    Sun Microsystems, Inc.*                                            123,390       $  1,517,697
-------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    Fedex Corp.*                                                        25,870       $  1,342,136
    Nextel Partners, Inc.*                                              47,260            567,120
                                                                                     ------------
                                                                                     $  1,909,256
-------------------------------------------------------------------------------------------------
  Cellular Phones - 0.5%
    Motorola, Inc.                                                      53,000       $    796,060
-------------------------------------------------------------------------------------------------
  Chemicals - 1.8%
    Dow Chemical Co.                                                    23,420       $    791,128
    Praxair, Inc.                                                       42,550          2,350,887
                                                                                     ------------
                                                                                     $  3,142,015
-------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.3%
    Dell Computer Corp.*                                                67,700       $  1,840,086
    Enterasys Networks, Inc.*                                           46,840            414,534
                                                                                     ------------
                                                                                     $  2,254,620
-------------------------------------------------------------------------------------------------
  Computer Software - 1.0%
    Oracle Corp.*                                                       97,320       $  1,343,989
    Rational Software Corp.*                                            18,120            353,340
                                                                                     ------------
                                                                                     $  1,697,329
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    Microsoft Corp.*                                                    31,890       $  2,113,350
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    SunGard Data Systems, Inc.*                                         32,040       $    926,917
    VERITAS Software Corp.*                                             30,920          1,386,144
                                                                                     ------------
                                                                                     $  2,313,061
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    EMC Corp.*                                                          19,400       $    260,736
-------------------------------------------------------------------------------------------------
  Conglomerates - 3.1%
    Tyco International Ltd.                                             92,450       $  5,445,305
-------------------------------------------------------------------------------------------------
  Containers - 0.6%
    Smurfit-Stone Container Corp.*                                      66,650       $  1,064,401
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.1%
    Danaher Corp.                                                       37,760       $  2,277,306
    General Electric Co.                                                41,930          1,680,554
    Molex, Inc.                                                         14,500            448,775
    QLogic Corp.*                                                       21,880            973,879
                                                                                     ------------
                                                                                     $  5,380,514
-------------------------------------------------------------------------------------------------
  Electronics - 8.1%
    Analog Devices, Inc.*                                               42,390       $  1,881,692
    Atmel Corp.*                                                       202,870          1,495,152
    Cypress Semiconductor Corp.*                                         3,030             60,388
    Fairchild Semiconductor International Co.*                          45,220          1,275,204
    Flextronics International Ltd.*                                     91,610          2,197,724
    General Motors Corp., "H"                                           33,500            517,575
    Intel Corp.                                                         21,440            674,288
    Lam Research Corp.*                                                 30,840            716,105
    LSI Logic Corp.*                                                    67,510          1,065,307
    Micron Technology, Inc.*                                            57,010          1,767,310
    National Semiconductor Corp.*                                        8,300            255,557
    Novellus Systems, Inc.*                                              5,680            224,076
    Tektronix, Inc.*                                                    23,400            603,252
    Texas Instruments, Inc.                                             50,930          1,426,040
                                                                                     ------------
                                                                                     $ 14,159,670
-------------------------------------------------------------------------------------------------
  Energy - 1.2%
    Dynegy, Inc.                                                        78,750       $  2,008,125
-------------------------------------------------------------------------------------------------
  Entertainment - 8.0%
    AOL Time Warner, Inc.*                                             108,790       $  3,492,159
    Clear Channel Communications, Inc.*                                 50,060          2,548,555
    Fox Entertainment Group, Inc.*                                      55,250          1,465,782
    USA Networks, Inc.*                                                 37,500          1,024,125
    Viacom, Inc., "B"*                                                 117,452          5,185,506
    Westwood One, Inc.*                                                  9,600            288,480
                                                                                     ------------
                                                                                     $ 14,004,607
-------------------------------------------------------------------------------------------------
  Financial Institutions - 6.2%
    American Express Co.                                                30,500       $  1,088,545
    Citigroup, Inc.                                                     74,732          3,772,471
    Goldman Sachs Group, Inc.                                           12,240          1,135,260
    Merrill Lynch & Co., Inc.                                           49,920          2,601,830
    Morgan Stanley Dean Witter & Co.                                    40,590          2,270,605
                                                                                     ------------
                                                                                     $ 10,868,711
-------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    Bowater, Inc.                                                       19,950       $    951,615
    International Paper Co.                                             17,200            694,020
                                                                                     ------------
                                                                                     $  1,645,635
-------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    Anthem, Inc.*                                                        7,120       $    352,440
-------------------------------------------------------------------------------------------------
  Insurance - 7.5%
    AFLAC, Inc.                                                         38,960       $    956,858
    American International Group, Inc.                                  29,000          2,302,600
    Chubb Corp.                                                          1,000             69,000
    Hartford Financial Services Group, Inc.                             40,450          2,541,474
    MetLife, Inc.                                                       38,830          1,230,134
    Safeco Corp.                                                        50,000          1,557,500
    The St. Paul Cos., Inc.                                             38,240          1,681,413
    UnumProvident Corp.                                                 56,920          1,508,949
    Willis Group Holdings Ltd.*                                         47,800          1,125,690
                                                                                     ------------
                                                                                     $ 12,973,618
-------------------------------------------------------------------------------------------------
  Internet - 0.9%
    VeriSign, Inc.*                                                     38,930       $  1,480,897
-------------------------------------------------------------------------------------------------
  Medical & Health Products - 5.3%
    American Home Products Corp.                                        32,700       $  2,006,472
    Bristol-Myers Squibb Co.                                            32,240          1,644,240
    Johnson & Johnson Co.                                               29,600          1,749,360
    Pfizer, Inc.                                                        97,775          3,896,334
                                                                                     ------------
                                                                                     $  9,296,406
-------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.7%
    Applera Corp. - Applied Biosystems Group                            75,600       $  2,968,812
-------------------------------------------------------------------------------------------------
  Oil Services - 6.4%
    BJ Services Co.*                                                     2,700       $     87,615
    Cooper Cameron Corp.*                                               14,200            573,112
    El Paso Corp.                                                       44,388          1,980,149
    GlobalSantaFe Corp.                                                160,315          4,572,184
    Grant Pride Co., Inc.*                                             205,020          2,357,730
    Noble Drilling Corp.*                                               24,590            837,044
    Schlumberger Ltd.                                                    5,200            285,740
    Transocean Sedco Forex, Inc.                                        14,436            488,225
                                                                                     ------------
                                                                                     $ 11,181,799
-------------------------------------------------------------------------------------------------
  Oils - 2.0%
    Anadarko Petroleum Corp.                                            21,160       $  1,202,946
    Apache Corp.                                                        34,830          1,737,320
    Devon Energy Corp.                                                  13,830            534,530
                                                                                     ------------
                                                                                     $  3,474,796
-------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.6%
    Tribune Co.                                                         29,900       $  1,119,157
-------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.8%
    Hilton Hotels Corp.                                                 91,940       $  1,003,985
    Marriott International, Inc., "A"                                    4,500            182,925
    Starwood Hotels & Resorts Co.                                       67,630          2,018,755
                                                                                     ------------
                                                                                     $  3,205,665
-------------------------------------------------------------------------------------------------
  Retail - 2.0%
    BJ's Wholesale Club, Inc.*                                           5,400       $    238,140
    Costco Wholesale Corp.*                                             19,410            861,416
    CVS Corp.                                                            2,900             85,840
    Home Depot, Inc.                                                    27,860          1,421,138
    Target Corp.                                                        11,300            463,865
    Wal-Mart Stores, Inc.                                                7,540            433,927
                                                                                     ------------
                                                                                     $  3,504,326
-------------------------------------------------------------------------------------------------
  Supermarket - 1.1%
    Kroger Co.*                                                         34,288       $    715,591
    Safeway, Inc.*                                                      29,310          1,223,692
                                                                                     ------------
                                                                                     $  1,939,283
-------------------------------------------------------------------------------------------------
  Telecommunications - 4.2%
    Amdocs Ltd.*                                                        53,300       $  1,810,601
    Charter Communications, Inc.*                                      128,810          2,116,348
    EchoStar Communications Corp.*                                      99,420          2,731,068
    Emulex Corp.*                                                       15,040            594,230
    Winstar Communications, Inc.*                                       29,730                506
                                                                                     ------------
                                                                                     $  7,252,753
-------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    AT&T Wireless Services, Inc.*                                      156,520       $  2,249,192
-------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    United Parcel Service, Inc.                                          3,200       $    174,400
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    AES Corp.*                                                          89,820       $  1,468,557
    Calpine Corp.*                                                      74,970          1,258,746
                                                                                     ------------
                                                                                     $  2,727,303
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $145,218,154
-------------------------------------------------------------------------------------------------
Foreign Stocks - 9.1%
  Bermuda - 2.2%
    Ace Ltd. (Insurance)                                                58,820       $  2,361,623
    Xl Capital Ltd. (Insurance)                                         16,450          1,502,872
                                                                                     ------------
                                                                                     $  3,864,495
-------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Aracruz Celulose S.A. (Forest & Paper Products)                     77,460       $  1,408,223
-------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Abitibi-Consolidated, Inc. (Forest & Paper Products)               148,880       $  1,089,802
    Celestica Inc. (Business Services)*                                 12,470            503,663
                                                                                     ------------
                                                                                     $  1,593,465
-------------------------------------------------------------------------------------------------
  China - 0.7%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*                369,000       $  1,298,996
-------------------------------------------------------------------------------------------------
  Finland - 0.1%
    Nokia Corp., ADR (Telecommunications)                                7,400       $    181,522
-------------------------------------------------------------------------------------------------
  Ireland - 0.9%
    Jefferson Smurfit Corp. (Forest & Paper Products)                  699,880       $  1,518,997
-------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Partner Communications Co. Ltd., ADR (Cellular
      Phones)*                                                         166,200       $  1,138,470
-------------------------------------------------------------------------------------------------
  Netherlands - 0.7%
    Libertel N.V. (Cellular Phones)*                                    43,490       $    399,789
    STMicroelectronics N.V. (Electronics)                               23,330            738,861
                                                                                     ------------
                                                                                     $  1,138,650
-------------------------------------------------------------------------------------------------
  South Korea - 0.9%
    Samsung Electronics (Electronics)                                    7,740       $  1,656,663
-------------------------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Vodafone Group PLC (Telecommunications)                            782,562       $  2,044,574
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 15,844,055
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $166,724,621)                                         $161,062,209
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.9%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                          $1,997       $  1,996,902
    General Electric Capital Corp., due 1/02/02                          3,014          3,013,847
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $  5,010,749
-------------------------------------------------------------------------------------------------
Repurchase Agreement - 5.0%
-------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be received $8,745,870 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                  $8,745       $  8,745,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $180,480,370)                                    $174,817,958
Other Assets, Less Liabilities - (0.3)%                                                  (606,827)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $174,211,131
-------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $180,480,370)            $174,817,958
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        11,133,487
  Cash                                                                   16,478
  Receivable for investments sold                                       938,665
  Receivable for series shares sold                                     236,764
  Interest and dividends receivable                                     131,740
  Other assets                                                               37
                                                                   ------------
      Total assets                                                 $187,275,129
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,885,783
  Payable for series shares reacquired                                   29,503
  Collateral for securities loaned, at value                         11,133,487
  Payable to affiliates -
    Management fee                                                       10,767
    Reimbursement fee                                                     4,274
    Distribution fee (Service Class)                                        184
                                                                   ------------
      Total liabilities                                            $ 13,063,998
                                                                   ------------
Net assets                                                         $174,211,131
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $228,231,539
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (5,661,990)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (48,426,690)
  Accumulated undistributed net investment income                        68,272
                                                                   ------------
      Total                                                        $174,211,131
                                                                   ============
Shares of beneficial interest outstanding                           12,854,946
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $163,014,039 / 12,026,271 shares of
      beneficial interest outstanding)                                $13.55
                                                                      ======

Service Class shares:
  Net asset value per share
    (net assets of $11,197,092 / 828,675 shares of beneficial
      interest outstanding)                                           $13.51
                                                                      ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $    989,633
    Interest                                                            543,651
    Foreign taxes withheld                                              (14,684)
                                                                   ------------
      Total investment income                                      $  1,518,600
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,187,222
    Trustees' compensation                                                7,400
    Shareholder servicing agent fee                                      55,472
    Distribution fee (Service Class)                                     17,598
    Administrative fee                                                   17,856
    Custodian fee                                                        74,049
    Printing                                                             91,016
    Auditing fees                                                        34,942
    Legal fees                                                            9,525
    Amortization of organization expenses                                 1,147
    Miscellaneous                                                        48,199
                                                                   ------------
      Total expenses                                               $  1,544,426
    Fees paid indirectly                                                (15,122)
    Reduction of expenses by investment adviser                         (87,040)
                                                                   ------------
      Net expenses                                                 $  1,442,264
                                                                   ------------
        Net investment income                                      $     76,336
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(47,803,913)
    Foreign currency transactions                                        (7,836)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(47,811,749)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $  4,837,234
    Translation of assets and liabilities in foreign
      currencies                                                          2,413
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $  4,839,647
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(42,972,102)
                                                                   ------------
          Decrease in net assets from operations                   $(42,895,766)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                            2001                      2000
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $     76,336              $     26,966
  Net realized gain (loss) on investments and foreign
    currency transactions                                   (47,811,749)               12,237,633
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      4,839,647               (23,627,711)
                                                           ------------              ------------
    Decrease in net assets from operations                 $(42,895,766)             $(11,363,112)
                                                           ------------              ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)               $     (8,769)             $     --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                   (11,598,021)               (7,295,294)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                      (610,183)                   --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)              (591,855)                   --
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)               (31,138)                   --
                                                           ------------              ------------
    Total distributions declared to shareholders           $(12,839,966)             $ (7,295,294)
                                                           ------------              ------------
Net increase in net assets from series share transactions  $ 81,702,557              $103,730,992
                                                           ------------              ------------
      Total increase in net assets                         $ 25,966,825              $ 85,072,586
Net assets:
  At beginning of period                                    148,244,306                63,171,720
                                                           ------------              ------------
  At end of period (including accumulated undistributed
    net investment income of $68,272 and $8,757,
    respectively)                                          $174,211,131              $148,244,306
                                                           ============              ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------
INITIAL CLASS SHARES                            2001               2000              1999              1998              1997
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $19.26             $21.74            $14.79            $11.68            $10.66
                                              ------             ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)(S)             $ 0.01             $ 0.01            $(0.02)           $ 0.03            $ 0.12
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (4.32)             (0.66)             7.02              3.11              2.66
                                              ------             ------            ------            ------            ------
      Total from investment operations        $(4.31)            $(0.65)           $ 7.00            $ 3.14            $ 2.78
                                              ------             ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                  $ 0.00+++          $  --             $  --             $(0.02)           $(0.09)
  From net realized gain on
    investments and foreign currency
    transactions                               (1.33)             (1.83)            (0.05)            (0.01)            (1.54)
  In excess of net realized gain on
    investments and foreign currency
    transactions                               (0.07)               --                --                --                --
  From paid-in capital                           --                 --                --                --              (0.13)
                                              ------             ------            ------            ------            ------
      Total distributions declared to
        shareholders                          $(1.40)            $(1.83)           $(0.05)           $(0.03)           $(1.76)
                                              ------             ------            ------            ------            ------
Net asset value - end of period               $13.55             $19.26            $21.74            $14.79            $11.68
                                              ======             ======            ======            ======            ======
Total return                                  (23.48)%            (3.66)%           47.42%            26.80%            26.47%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    0.91%              0.94%             1.02%             1.02%             1.02%
  Net investment income (loss)                  0.06%              0.03%            (0.13)%            0.21%             0.91%
Portfolio turnover                               102%               109%              152%              144%              270%
Net assets at end of period
  (000 Omitted)                             $163,014           $140,043           $63,172           $23,908            $5,660

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to
      May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)              $ 0.00             $ 0.01            $(0.02)           $ 0.02            $(0.02)
        Ratios (to average net assets):
          Expenses##                                0.96%              0.93%             1.03%             1.11%             2.08%
          Net investment income (loss)              0.01%              0.04%            (0.14)%            0.12%            (0.18)%
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED                  PERIOD ENDED
SERVICE CLASS SHARES                                       DECEMBER 31, 2001            DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $19.24                        $21.48
                                                                      ------                        ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.02)                       $(0.02)
  Net realized and unrealized loss on investments and
    foreign currency                                                   (4.31)                        (2.22)
                                                                      ------                        ------
      Total from investment operations                                $(4.33)                       $(2.24)
                                                                      ------                        ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                      $(1.33)                       $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.07)                         --
                                                                      ------                        ------
      Total distributions declared to shareholders                    $(1.40)                       $ --
                                                                      ------                        ------
Net asset value - end of period                                       $13.51                        $19.24
                                                                      ======                        ======
Total return                                                          (23.68)%                      (11.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.11%                         1.12%+
  Net investment loss                                                  (0.14)%                       (0.11)%+
Portfolio turnover                                                       102%                          109%
Net assets at end of period (000 Omitted)                            $11,197                        $8,201

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.03)                       $(0.01)
        Ratios (to average net assets):
          Expenses##                                                    1.16%                         1.11%+
          Net investment loss                                          (0.19)%                       (0.10)%+
 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 60 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The fund series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $10,699,761. These loans were collateralized by cash of $11,133,487 which was invested in the following short-term obligations:

                                           SHARES         IDENTIFIED COST
                                 PRINCIPAL AMOUNT               AND VALUE
---------------------------------------------------------------------------
Navigator Securities Lending
  Prime Portfolio                     $11,133,487             $11,133,487

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $9,746 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $5,376 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended December 31, 2001, accumulated undistributed net investment income decreased by $8,052 and accumulated net realized loss on investments and foreign currency transactions decreased by $8,052 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                   DECEMBER 31, 2001   DECEMBER 31, 2000
--------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                      $ 7,496,374          $6,124,159
    Long-term capital gain                 5,343,592           1,171,135
                                         -----------          ----------
    Total Distributions Paid             $12,839,966          $7,295,294
                                         ===========          ==========

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $45,479,801 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                Undistributed ordinary income    $     68,272
                Capital loss carryforward         (45,479,801)
                Unrealized loss                    (8,608,879)

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $151,685.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $211,265,660 and $149,512,726, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $183,427,259
                                                                 ------------
Gross unrealized depreciation                                    $(17,880,684)
Gross unrealized appreciation                                       9,271,383
                                                                 ------------
    Net unrealized depreciation                                  $ (8,609,301)
                                                                 ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                     YEAR ENDED DECEMBER 31, 2001   YEAR ENDED DECEMBER 31, 2000
                     ----------------------------   ----------------------------
                            SHARES         AMOUNT          SHARES        AMOUNT
------------------------------------------------------------------------------
Shares sold              5,755,256    $88,943,833       4,289,811   $93,234,896
Shares issued to
  shareholders in
  reinvestment of
  distributions            753,933     12,198,638         346,569     7,295,285
Shares reacquired       (1,752,713)   (25,538,531)       (273,012)   (5,972,863)
                         ---------   ------------       ---------   -----------
    Net increase         4,756,476   $ 75,603,940       4,363,368   $94,557,318
                         =========   ============       =========   ===========

Service Class shares
                     YEAR ENDED DECEMBER 31, 2001   YEAR ENDED DECEMBER 31, 2000
                     ----------------------------   ----------------------------
                            SHARES         AMOUNT           SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                629,785   $  9,824,994         510,788   $10,970,226
Shares issued to
  shareholders in
  reinvestment of
  distributions             39,710        641,308             --            --
Shares reacquired         (267,061)    (4,367,685)        (84,547)   (1,796,552)
                         ---------   ------------       ---------   -----------
    Net increase           402,434   $  6,098,617         426,241   $ 9,173,674
                         =========   ============       =========   ===========

*For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $1,880. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Capital Opportunities Series:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $5,343,592 as a capital gain dividend for the year ended December 31, 2001.

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 5.36%.

(C)2002 MFS Investment Management
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           VVS-2 2/02 117M